INCOME TAXES (Details 5) - Canada - CAD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
DisclosureOfIncomeTaxesLineItems [Line Items]
Tax losses - gross	$ 220,039	$ 192,197
Tax benefit at tax rate of 26% - 27%	59,578	51,731
Set-off against deferred tax liabilities	(16,943)	(15,827)
Total tax loss assets not recognized	42,635	35,904
Tax credits	1,126	1,126
Total tax credit assets not recognized	$ 1,126	$ 1,126